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                           Conectiv Plumbing, L.L.C.



                                      9.1



                      Certificate of Formation of Conectiv
                                Plumbing, L.L.C.
                             Filed January 15, 1998
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                            CERTIFICATE OF FORMATION
                                       OF
                           CONECTIVE PLUMBING, L.L.C.


               This Certificate of Formation of Conectiv Plumbing, L.L.C. (the "LLC") dated January 15, 1998, is being duly executed and filed by Conectiv Services, Inc., as an authorized person, to form a limited liability company under the Delaware Limited Liability Company Act, 6 Del C. 18-101, et seq.

          FIRST:     The name of the LLC formed hereby is:

                           Conectiv Plumbing, L.L.C.

          SECOND: The address of the registered office of the LLC in the state of Delaware is:

                           252 Chapman Road
                           Newark, New Castle County, Delaware 19714

          THIRD: The name and address of the registered agent for service of process on the LLC in the State of Delaware is:

                           Conectiv Plumbing, L.L.C.
                           252 Chapman Road
                           Newark, New Castle County, Delaware 19714

          FOURTH: The name and percentage interest of all the members of the LLC is as follows:

                                                       Percentage
                     Name:                             Ownership Interest:
                     -----                             -------------------
                     Conectiv Services, Inc.           90%
                     Dennis C. O'Brien                 10%

                     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation as of the date first above written.


                                                       CONECTIV PLUMBING, L.L.C.



                                                       By:
                                                          ----------------------
                                                          Thomas Milozewski
                                                          An Authorized Person